SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 25, 2007

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
(Exact name of registrant as specified in its charter)

New Jersey	2-27018	22-1697095
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Main Street, Hackensack, NJ		07601
(Address of principal executive offices)		(Zip Code)

(201) 488-6400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03: Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

REFINANCING OF DEBT OBLIGATION

On April 2, 2007, First Real Estate Investment Trust of New Jersey  (“FREIT”) repaid the outstanding principal balance with respect to its $19.2 million 8.31% mortgage note due on July 1, 2007, which was secured by its Westridge Square Commercial property. The outstanding principal balance of $15.8 million was repaid using funds available on hand and borrowings from the Company’s credit line. The decision to retire the debt early was made in order to take advantage of favorable interest rates relative to the Company’s credit line. No prepayment penalty was incurred as a result of the early retirement of this debt.

On April 25th, 2007, FREIT refinanced the above mentioned mortgage debt with the placement of a $22 million 5.55% mortgage note due in May 2017, also secured by the Company’s Westridge Square Commercial property. This new mortgage note will be “interest only” through the maturity date. It is the Company’s intent to use the additional proceeds to fund existing capital projects.

Disclosure Concerning Forward-Looking Statements
Certain statements in this Form 8-K may contain information that is, or anticipate certain events that are, forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Registrant cautions readers that forward-looking statements, including, without limitation, those relating to the Registrant’s liquidity and capital resources, are subject to certain risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors, including, without limitation, the Registrant’s future financial performance; the availability of capital; general market conditions; national and local economic conditions; particularly long-term interest rates; the terms of federal, state and local governmental regulations that affect the Registrant; and the competitive environment in which the Registrant operates, including the availability of retail space and residential apartment units in the areas where the Registrant’s properties are located. In addition, the Registrant’s continued qualification as a real estate investment trust involves the application of highly technical and complex rules of the Internal Revenue Code. The forward-looking statements are made as of the date of this Form 8-K and the Registrant assumes no obligation to update the forward-looking statements, or to update the reasons actual results could differ from those projected in such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST REAL ESTATE INVESTMENT
TRUST OF NEW JERSEY
(Registrant)

Date: April 25, 2007
/s/ Robert S. Hekemian
(Signature)
Robert S. Hekemian
Chairman of the Board and Chief Executive
Officer